Exhibit 1.2

Tattooed Chef, Inc.

Common Stock
($0.0001 par value)

ATM EQUITY OFFERINGSM SALES AGREEMENT

June 16, 2021

BofA Securities, Inc.

One Bryant Park

New York, New York 10036

Ladies and Gentlemen:

The stockholder of Tattooed Chef, Inc., a Delaware corporation (the “Company”) that is a signatory hereto (the “Selling Stockholder”) proposes, subject to the terms and conditions stated herein, to sell from time to time to or through BofA Securities, Inc., as sales agent and/or principal (the “Agent”), up to 2,000,000 shares (the “Shares”) of the Company’s common stock, $0.0001 par value (the “Common Stock”), on the terms set forth in this ATM Equity OfferingSM Sales Agreement. The Company and the Selling Stockholder agree that whenever the Selling Stockholder determines to sell Shares directly to the Agent as principal it will enter into a separate written Terms Agreement (each, a “Terms Agreement”), in substantially the form of Annex I hereto, relating to such sale in accordance with Section 2(j) hereof. References herein to “this Agreement” or to matters contained “herein” or “hereunder”, or words of similar import, mean this ATM Equity Offering SM Sales Agreement and any applicable Terms Agreement.

The Company has prepared and filed with the Securities and Exchange Commission (the “Commission”) a registration statement under the Securities Act of 1933, as amended (the “1933 Act”), on Form S-1 (File No. 333-249890), covering the public offering and sale of certain securities of the Company, including the Shares, under the 1933 Act and the rules and regulations promulgated thereunder (the “1933 Act Regulations”) including a related prospectus or prospectuses, which has become effective. The “Registration Statement”, as of any time, means such registration statement as amended by any post-effective amendments thereto at such time, including the exhibits and any schedules thereto at such time and any Rule 430A Information (as defined below) or Rule 430C Information (as defined below). “Registration Statement” without reference to a time means such registration statement as amended by any post-effective amendments thereto at such time, including the exhibits and schedules thereto as of the date and time it became effective under the 1933 Act and any Rule 430A Information or Rule 430C Information. Promptly after execution and delivery of this Agreement, the Company will prepare and file a final prospectus and prospectus supplement (the “Prospectus Supplement”) relating to the Shares in accordance with the provisions of Rule 424(b) of the 1933 Act Regulations (“Rule 424(b)”). The Final Prospectus (as defined below), as amended by the Prospectus Supplement and any prospectus supplement(s) thereto filed with the Commission in accordance with Section 3(b) or 3(c), in the form the Final Prospectus, the Prospectus Supplement and the prospectus supplements filed with the Commission are first furnished to the Agent for use in connection with the offering and sale of Shares, are collectively referred to herein as the “Prospectus.” For purposes of this Agreement, all references to the Registration Statement, any preliminary prospectus or the Prospectus or any amendment or supplement thereto shall be deemed to include the copy filed with the Commission pursuant to its Electronic Data Gathering, Analysis and Retrieval system (or any successor system)(“EDGAR”).

As used in this Agreement:

“430A Information,” with respect to any registration statement, means information included in a prospectus and retroactively deemed to be a part of such registration statement pursuant to Rule 430A(b) of the 1933 Act Regulations.

“430C Information,” with respect to any registration statement, means information included in a prospectus then deemed to be a part of such registration statement pursuant to Rule 430C of the 1933 Act Regulations.

“Applicable Time” means, with respect to any offer and sale of Shares, the time immediately prior to the first contract of sale for such Shares, or such other time as agreed by the Company and the Agent.

“Company Periodic Report Date” means each date on which the Annual Report on Form 10-K or Quarterly Report on Form 10-Q, or any amendment thereto, is filed by the Company in respect of any fiscal quarterly period (which, in the case of an Annual Report on Form 10-K, would mean the last quarterly period of the fiscal year).

“Final Prospectus” with reference to a particular time means the prospectus included in a Registration Statement immediately prior to that time, including any 430A Information or 430C Information with respect to such Registration Statement. For purposes of the foregoing definition, 430A Information shall be considered to be included in the Final Prospectus as of the actual time that form of prospectus is filed with the Commission pursuant to Rule 424(b) or Rule 462(c) of the 1933 Act Regulations and not retroactively.

“Free Writing Prospectus” means any “free writing prospectus,” as defined in Rule 433 of the 1933 Act Regulations, relating to the offer and sale of the Shares.

“General Disclosure Package” means the most recent Prospectus filed with the Commission in accordance with Section 3(b) or 3(c) that is distributed to investors prior to the Applicable Time and the number of Shares and the initial offering price per Share, all considered together.

Section 1. Representations and Warranties of the Company. (a) The Company represents and warrants to the Agent and the Selling Stockholder at the date of this Agreement, each Registration Statement Amendment Date (as defined in Section 3(m) hereof), each Company Periodic Report Date, each Request Date (as defined in Section 3(m) hereof), each Applicable Time and each Settlement Date (as defined in Section 2(h) hereof) (collectively, a “Representation Date”), and agrees with the Agent, as follows:

(i) Compliance of the Registration Statement and the Prospectus. Each of the Registration Statement and any post-effective amendment thereto has become effective under the 1933 Act. No stop order suspending the effectiveness of the Registration Statement or any post-effective amendment thereto has been issued under the 1933 Act, no notice of objection of the Commission to the use of the Registration Statement or any post-effective amendment thereto has been received by the Company, no order preventing or suspending the use of any preliminary prospectus or the Prospectus or any amendment or supplement thereto has been issued and no proceedings for any of those purposes have been instituted or are pending or, to the Company’s knowledge, contemplated. The Company has complied with each request (if any) from the Commission for additional information.

Each of the Registration Statement and any post-effective amendment thereto, at the time of its effectiveness and as of each Settlement Date, complied in all material respects with the requirements of the 1933 Act and the 1933 Act Regulations. Each of any preliminary prospectus and the Prospectus and any amendment or supplement thereto, at the time it was filed with the Commission, complied in all material respects with the requirements of the 1933 Act and the 1933 Act Regulations and is identical to the electronically transmitted copy thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T.

(ii) Accurate Disclosure. Neither the Registration Statement nor any amendment thereto, at its effective time or at any Settlement Date, contained, contains or will contain an untrue statement of a material fact or omitted, omits or will omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading. At each Applicable Time, the General Disclosure Package did not include, does not include and will not include an untrue statement of a material fact and did not omit, does not omit and will not omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. Neither the Prospectus nor any amendment or supplement thereto (including any prospectus wrapper), as of its issue date, at the time of any filing with the Commission pursuant to Rule 424(b) or at any Settlement Date, included, includes or will include an untrue statement of a material fact or omitted, omits or will omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. The foregoing shall not apply to statements in, or omissions from, any such document made in reliance upon, and in conformity with, information furnished to the Company by the Agent specifically for use in the preparation thereof.

(iii) No Documents Incorporated By Reference. No documents have been or will be incorporated or deemed to be incorporated by reference in the Registration Statement, any preliminary prospectus or the Prospectus.

(iv) Free Writing Prospectuses. The Company has not prepared or used a Free Writing Prospectus.

(v) Ineligible Issuer. (A) At the time of filing the Registration Statement and any post-effective amendment thereto, (B) at the earliest time thereafter that the Selling Stockholder or another offering participant made a bona fide offer (within the meaning of Rule 164(h)(2) of the 1933 Act Regulations) of the Shares, (C) at the date of this Agreement and (D) at each Applicable Time, the Company was and is an “ineligible issuer,” as defined in Rule 405.

(vi) Independent Accountants. BDO USA, LLP, who certified the financial statements and supporting schedules included in the Registration Statement, the General Disclosure Package and the Prospectus are independent public accountants as required by the 1933 Act, the 1933 Act Regulations, the Securities Exchange Act of 1934, as amended (the “1934 Act”), and the rules and regulations promulgated thereunder (the “1934 Act Regulations”) and the Public Company Accounting Oversight Board.

(vii) Financial Statements; Non-GAAP Financial Measures. The financial statements of the Company included in the Registration Statement, the General Disclosure Package and the Prospectus, together with the related schedules and notes, present fairly in all material respects the financial position of the Company and its consolidated subsidiaries at the dates indicated and the statement of operations, stockholders’ equity and cash flows of the Company and its consolidated subsidiaries for the periods specified; said financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“GAAP”) applied on a consistent basis throughout the periods involved. The financial statements of the businesses or properties acquired or proposed to be acquired, if any, included in the Registration Statement, the General Disclosure Package and the Prospectus present fairly in all material respects the information set forth therein, have been prepared in conformity with GAAP applied on a consistent basis and otherwise have been prepared in accordance with, in the case of businesses acquired or to be acquired, the applicable financial statement requirements of Rule 3-05 or, in the case of real estate operations acquired or to be acquired, Rule 3-14 of Regulation S-X. The supporting schedules, if any, present fairly in accordance with GAAP the information required to be stated therein. The selected financial data and the summary financial information included in the Registration Statement, the General Disclosure Package and the Prospectus present fairly in all material respects the information shown therein and have been compiled on a basis consistent with that of the audited financial statements included therein. Any pro forma financial statements and the related notes thereto included in the Registration Statement, the General Disclosure Package and the Prospectus present fairly in all material respects the information shown therein, have been prepared in accordance with the Commission’s rules and guidelines with respect to pro forma financial statements and have been properly compiled on the bases described therein, and the assumptions used in the preparation thereof are reasonable and the adjustments used therein are appropriate to give effect to the transactions and circumstances referred to therein. Except as included in the Registration Statement, the General Disclosure Package and the Prospectus, no historical or pro forma financial statements or supporting schedules are required to be included in the Registration Statement, any preliminary prospectus or the Prospectus under the 1933 Act or the 1933 Act Regulations. All disclosures contained in the Registration Statement, the General Disclosure Package or the Prospectus, if any, regarding “non-GAAP financial measures” (as such term is defined by the rules and regulations of the Commission) comply with Regulation G under the 1934 Act and Item 10 of Regulation S-K under the 1933 Act, to the extent applicable. The interactive data in eXtensible Business Reporting Language incorporated by reference in the Registration Statement, the General Disclosure Package and the Prospectus fairly presents in all material respects the required information and has been prepared in accordance with the Commission’s rules and guidelines applicable thereto.

(viii) No Material Adverse Change. Except as stated in the Registration Statement, the General Disclosure Package and the Prospectus, since the respective dates as of which information is given in the Registration Statement, the General Disclosure Package or the Prospectus, (A) there has been no material adverse change in the condition, financial or otherwise, or in the earnings, business affairs or business prospects of the Company and its subsidiaries considered as one enterprise, whether or not arising in the ordinary course of business (a “Material Adverse Change”), (B) there have been no transactions entered into by the Company or any of its subsidiaries, other than those in the ordinary course of business, which are material with respect to the Company and its subsidiaries considered as one enterprise, and (C) there has been no dividend or distribution of any kind declared, paid or made by the Company on any class or series of its capital stock.

(ix) Good Standing of the Company. The Company has been duly organized and is validly existing as a corporation in good standing under the laws of the State of Delaware and has all requisite power and authority to own, lease and operate its properties and to conduct its business as described in the Registration Statement, the General Disclosure Package and the Prospectus and to enter into and perform its obligations under, and to consummate the transactions contemplated in, this Agreement. The Company is duly qualified as a foreign corporation to transact business and is in good standing in each jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure so to qualify or to be in good standing would not, singly or in the aggregate, reasonably be expected to result in a material adverse effect in (A) the condition, financial or otherwise, or in the earnings, business affairs or business prospects of the Company and its subsidiaries considered as one enterprise, whether or not arising in the ordinary course of business, or (B) the ability of the Company to enter into and perform any of its obligations under, or to consummate any of the transactions contemplated in, this Agreement (collectively, a “Material Adverse Effect”).

(x) Good Standing of Subsidiaries. Each “significant subsidiary” of the Company (as such term is defined in Rule 1-02 of Regulation S-X), if any (each, a “Significant Subsidiary” and, collectively, the “Significant Subsidiaries”) has been duly organized and is validly existing in good standing under the laws of the jurisdiction of its incorporation or organization, has all requisite power and authority to own, lease and operate its properties and to conduct its business as described in the Registration Statement, the General Disclosure Package and the Prospectus and is duly qualified to transact business and is in good standing in each jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure so to qualify or to be in good standing would not, singly or in the aggregate, reasonably be expected to result in a Material Adverse Effect. Except as described in the Registration Statement, the General Disclosure Package and the Prospectus, all of the outstanding shares of capital stock of or other equity interests in each Significant Subsidiary have been duly authorized and validly issued, are fully paid and non-assessable and are owned by the Company, directly or through other subsidiaries of the Company, free and clear of any security interest, mortgage, pledge, lien, encumbrance, claim or equity. None of the outstanding shares of capital stock of or other equity interests in any Significant Subsidiary were issued in violation of the preemptive or similar rights of any securityholder of such Significant Subsidiary or any other person or entity.

(xi) Capitalization; Listing of Common Stock. The authorized, issued and outstanding shares of capital stock of the Company are as set forth in the Registration Statement and the Prospectus (except for subsequent issuances, if any, pursuant to this Agreement, pursuant to reservations, agreements or employee benefit plans referred to in the Registration Statement, the General Disclosure Package and the Prospectus or pursuant to the exercise of convertible securities or options referred to in the Registration Statement, the General Disclosure Package and the Prospectus). The outstanding shares of capital stock of the Company have been duly authorized and validly issued and are fully paid and non-assessable. None of the outstanding shares of capital stock of the Company were issued in violation of the preemptive or other similar rights of any securityholder of the Company or any other person or entity. The Company’s Common Stock has been registered pursuant to Section 12(b) of the 1934 Act, and the Shares have been approved for listing on the Nasdaq Capital Market (“Nasdaq”), and the Company has taken no action designed to, or likely to have the effect of, terminating the registration of the Common Stock under the 1934 Act or the listing of the Common Stock (including the Shares) on Nasdaq, nor has the Company received any notification that the Commission or Nasdaq is contemplating terminating such registration or listing.

(xii) Authorization of this Agreement. This Agreement has been duly authorized, executed and delivered by the Company.

(xiii) Authorization and Description of Shares. The Shares have been duly authorized and are validly issued and fully paid and non-assessable. The Common Stock conforms to all statements relating thereto contained in the Registration Statement, the General Disclosure Package and the Prospectus and such statements conform to the rights set forth in the instruments defining the same. No holder of Shares will be subject to personal liability by reason of being such a holder.

(xiv) Registration Rights. There are no persons with registration rights or other similar rights to have any securities registered for sale pursuant to the Registration Statement or otherwise registered for sale or sold by the Company under the 1933 Act pursuant to this Agreement, other than those rights that have been disclosed in the Registration Statement, the General Disclosure Package and the Prospectus.

(xv) Absence of Violations, Defaults and Conflicts. Neither the Company nor any of its subsidiaries are (A) in violation of its charter, by-laws or similar organizational document, (B) in default in the performance or observance of any obligation, agreement, covenant or condition contained in any contract, indenture, mortgage, deed of trust, loan or credit agreement, note, lease or other agreement or instrument to which the Company or any of its subsidiaries are a party or by which it or any of them may be bound or to which any of the properties, assets or operations of the Company or any of its subsidiaries are subject (collectively, “Agreements and Instruments”), except for such defaults that would not, singly or in the aggregate, reasonably be expected to result in a Material Adverse Effect, or (C) in violation of any law, statute, rule, regulation, judgment, order, writ or decree of any arbitrator, court, governmental body, regulatory body, administrative agency or other authority, body or agency having jurisdiction over the Company or any of its subsidiaries or any of their respective properties, assets or operations (each, a “Governmental Entity”), except for such violations that would not, singly or in the aggregate, reasonably be expected to result in a Material Adverse Effect. The execution, delivery and performance of this Agreement and the consummation of the transactions contemplated herein and in the Registration Statement, the General Disclosure Package and the Prospectus and compliance by the Company with its obligations hereunder have been duly authorized by all requisite action and do not and will not, whether with or without the giving of notice or passage of time or both, conflict with or constitute a breach of, or default or Repayment Event (as defined below) under, or result in the creation or imposition of any lien, charge or encumbrance upon any properties, assets or operations of the Company or any of its subsidiaries pursuant to, the Agreements and Instruments (except for such conflicts, breaches, defaults or Repayment Events or liens, charges or encumbrances that would not, singly or in the aggregate, reasonably be expected to result in a Material Adverse Effect), nor will such action result in any (i) violation of the provisions of the charter, by-laws or similar organizational document of the Company or any of its subsidiaries or (ii) violation, in any material respects, of any law, statute, rule, regulation, judgment, order, writ or decree of any Governmental Entity. As used herein, a “Repayment Event” means any event or condition which gives the holder of any note, debenture or other financing instrument (or any person acting on such holder’s behalf) the right to require the repurchase, redemption or repayment of all or a portion of the related financing by the Company or any of its subsidiaries.

(xvi) Absence of Labor Dispute. No labor dispute with the employees of the Company or any of its subsidiaries exists or, to the knowledge of the Company, is imminent, nor, to the knowledge of the Company, is there any existing or imminent labor disturbance by the employees of any of its or any of its subsidiaries’ principal suppliers, manufacturers, customers or contractors, that could, singly or in the aggregate, reasonably be expected to result in a Material Adverse Effect.

(xvii) Absence of Proceedings. Except as stated in the Registration Statement, the General Disclosure Package and the Prospectus, there is no action, suit, proceeding, inquiry or investigation before or brought by any Governmental Entity now pending, or, to the knowledge of the Company, threatened, against or affecting the Company or any of its subsidiaries, which could, singly or in the aggregate, reasonably be expected to result in a Material Adverse Effect. The aggregate of all pending legal or governmental proceedings to which the Company or any of its subsidiaries are a party or of which any of their respective properties, assets or operations are the subject which are not described in the Registration Statement, the General Disclosure Package and the Prospectus, including ordinary routine litigation incidental to the business, would not, singly or in the aggregate, reasonably be expected to result in a Material Adverse Effect.

(xviii) Accuracy of Exhibits. There are no contracts or documents which are required to be described in the Registration Statement, the General Disclosure Package or the Prospectus or to be filed as exhibits to the Registration Statement which have not been so described and filed as required.

(xix) Absence of Further Requirements. No filing with, or authorization, approval, consent, license, order, registration, qualification or decree of, any Governmental Entity is necessary or required for the Company’s due authorization, execution and delivery of, or performance of its obligations under, this Agreement or for the offering, issuance, sale or delivery of Shares or the consummation of the transactions contemplated in this Agreement, except such as have been already obtained or as may be required under the 1933 Act, the 1933 Act Regulations, the rules of Nasdaq, the securities laws of any state or non-U.S. jurisdiction or the rules of Financial Industry Regulatory Authority, Inc. (“FINRA”).

(xx) Possession of Licenses and Permits. The Company and its subsidiaries possess such permits, licenses, franchises, approvals, consents, certificates, exemptions, clearances and other authorizations (collectively, “Governmental Licenses”) issued by the United States Food and Drug Administration (“FDA”), the United States Department of Agriculture (“USDA”) and any other Governmental Entities necessary to conduct the business now operated by them, except where the failure so to possess would not, singly or in the aggregate, reasonably be expected to result in a Material Adverse Effect. The Company and its subsidiaries are in compliance with the terms and conditions of all such Governmental Licenses, except where the failure so to comply would not, singly or in the aggregate, reasonably be expected to result in a Material Adverse Effect. All of the Governmental Licenses are valid and in full force and effect, except when the invalidity of such Governmental Licenses or the failure of such Governmental Licenses to be in full force and effect would not, singly or in the aggregate, reasonably be expected to result in a Material Adverse Effect. Neither the Company nor any of its subsidiaries has received any notice of proceedings relating to the revocation or modification of any Governmental Licenses which, if the subject of an unfavorable decision, ruling or finding, could, singly or in the aggregate, reasonably be expected to result in a Material Adverse Effect. Except as would not, singly or in the aggregate, reasonably be expected to result in a Material Adverse Effect, all applications, notifications, submissions, information, claims, reports and statistics, and other data and conclusions derived therefrom, utilized as the basis for or submitted in connection with any and all requests for a Governmental License from the FDA, USDA or other Governmental Entity, when submitted to the FDA, USDA or other Governmental Entity were true, complete and correct in all material respects as of the date of submission and any necessary or required updates, changes, corrections or modification to such applications, submissions, information and data have been submitted to the FDA, USDA or other Governmental Entity. To the knowledge of the Company, no event has occurred which allows, or after notice or lapse of time would allow, revocation or termination thereof or could reasonably result in any other impairment of the rights of the holder of any Governmental License, except where the failure to so fulfill or perform, or the occurrence of such event, would not reasonably be expected to result in a Material Adverse Effect.

(xxi) Title to Property. The Company and its subsidiaries own no real property and have good title to all other properties owned by them that is material to the operation of their business, in each case, free and clear of all mortgages, pledges, liens, security interests, claims, restrictions or encumbrances of any kind except such as (A) are described in the Registration Statement, the General Disclosure Package and the Prospectus or (B) do not, singly or in the aggregate, materially affect the value of such property and do not materially interfere with the use made and proposed to be made of such property by the Company or any of its subsidiaries. All of the leases and subleases material to the business of the Company and its subsidiaries, considered as one enterprise, and under which the Company or any of its subsidiaries holds properties described in the Registration Statement, the General Disclosure Package or the Prospectus, are in full force and effect, and neither the Company nor any such subsidiary has any notice of any material claim of any sort that has been asserted by anyone adverse to its rights under any of the leases or subleases mentioned above or affecting or questioning its rights to the continued possession of the leased or subleased premises under any such lease or sublease.

(xxii) Possession of Intellectual Property. The Company and its subsidiaries own or possess, or can acquire on reasonable terms, adequate patents, patent rights, licenses, inventions, copyrights, know how (including, without limitation, trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures), trademarks, service marks, trade names, domain names or other intellectual property (collectively, “Intellectual Property”) necessary to carry on the business now operated by them, and neither the Company nor any of its subsidiaries have received any notice, nor does the Company have any knowledge, of any infringement of or conflict with asserted rights of others with respect to any Intellectual Property or of any facts or circumstances that would render any Intellectual Property invalid or inadequate to protect the interest of the Company or any of its subsidiaries therein, and which infringement or conflict (if the subject of an unfavorable decision, ruling or finding), invalidity or inadequacy would, singly or in the aggregate, reasonably be expected to result in a Material Adverse Effect.

(xxiii) Environmental Laws. Except as described in the Registration Statement, the General Disclosure Package and the Prospectus or would not, singly or in the aggregate, reasonably be expected to result in a Material Adverse Effect, (A) neither the Company nor any of its subsidiaries are in violation in any material respect of any federal, state, local or foreign statute, law, rule, regulation, ordinance, code, policy or rule of common law or any judicial or administrative interpretation thereof, including any judicial or administrative order, consent, decree or judgment, relating to pollution or protection of human health, the environment (including, without limitation, ambient air, surface water, groundwater, land surface or subsurface strata) or wildlife, including, without limitation, laws and regulations relating to the release or threatened release of chemicals, pollutants, contaminants, wastes, toxic substances, hazardous substances, petroleum or petroleum products, asbestos-containing materials or mold (collectively, “Hazardous Materials”) or to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of Hazardous Materials (collectively, “Environmental Laws”), (B) the Company and its subsidiaries have all permits, authorizations and approvals required under any applicable Environmental Laws and are each in compliance with their requirements, (C) there are no pending or, to the knowledge of the Company, threatened administrative, regulatory or judicial actions, suits, demands, demand letters, claims, liens, notices of noncompliance or violation, investigation or proceedings relating to any Environmental Law against the Company or any of its subsidiaries and (D) there are no events or circumstances that would reasonably be expected to form the basis of an order for clean-up or remediation, or an action, suit or proceeding by any private party or Governmental Entity, against or affecting the Company or any of its subsidiaries relating to Hazardous Materials or any Environmental Laws.

(xxiv) Accounting Controls and Disclosure Controls. Except as described in the Registration Statement, the General Disclosure Package and the Prospectus, the Company and each of its subsidiaries maintain effective internal control over financial reporting (as defined under Rule 13-a15 and Rule 15d-15 of the 1934 Act Regulations) and a system of internal accounting controls designed to provide reasonable assurances that: (A) transactions are executed in accordance with management’s general or specific authorization; (B) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP and to maintain accountability for assets; (C) access to assets is permitted only in accordance with management’s general or specific authorization; (D) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences; and (E) the interactive data in eXtensible Business Reporting Language incorporated by reference in the Registration Statement, the General Disclosure Package and the Prospectus fairly presents in all material respects the required information and is prepared in accordance with the Commission’s rules and guidelines applicable thereto. Except as described in the Registration Statement, the General Disclosure Package and the Prospectus, since the end of the Company’s most recent audited fiscal year, there has been (1) no material weakness in the Company’s internal control over financial reporting (whether or not remediated) and (2) no change in the Company’s internal control over financial reporting that has materially affected, or is reasonably likely to materially affect, the Company’s internal control over financial reporting. Except as described in the Registration Statement, the General Disclosure Package and the Prospectus, the Company and each of its subsidiaries maintain an effective system of disclosure controls and procedures (as defined in Rule 13a-15 and Rule 15d-15 of the 1934 Act Regulations) that are designed to ensure that the information required to be disclosed by the Company in the reports that it files or submits under the 1934 Act is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms, and is accumulated and communicated to the Company’s management, including its principal executive officer or officers and principal financial officer or officers, as appropriate, to allow timely decisions regarding disclosure.

(xxv) Payment of Taxes. All United States federal income tax returns of the Company and its subsidiaries required by law to be filed have been filed and all taxes shown by such returns or otherwise assessed, which are due and payable, have been paid, except assessments against which appeals have been or will be promptly taken and as to which adequate reserves have been provided in accordance with GAAP. The United States federal income tax returns of the Company and its subsidiaries through the fiscal year ended December 31, 2020 have been settled and no assessment in connection therewith has been made against the Company or any of its subsidiaries. The Company and its subsidiaries have filed all other tax returns that are required to have been filed by them pursuant to applicable foreign, state, local or other law except insofar as the failure to file such returns would not, singly or in the aggregate, reasonably be expected to result in a Material Adverse Effect, and has paid all taxes due pursuant to such returns or pursuant to any assessment received by the Company or any of its subsidiaries, except for such taxes, if any, as are being contested in good faith and as to which adequate reserves have been established by the Company. The charges, accruals and reserves on the books of the Company in respect of any income and corporation tax liability for any years not finally determined are adequate to meet any assessments or re-assessments for additional income tax for any years not finally determined, except to the extent of any inadequacy that would not, singly or in the aggregate, reasonably be expected to result in a Material Adverse Effect.

(xxvi) Insurance. The Company and its subsidiaries carry or are entitled to the benefits of insurance, with financially sound and reputable insurers, in such amounts and covering such risks as is generally maintained by companies of established repute engaged in the same or similar business, and all such insurance is in full force and effect. The Company has no reason to believe that it or any of its subsidiaries will not be able (A) to renew its existing insurance coverage as and when such policies expire or (B) to obtain comparable coverage from similar institutions as may be necessary or appropriate to conduct its business as now conducted and at a cost that would not, singly or in the aggregate, reasonably be expected to result in a Material Adverse Effect. Neither of the Company nor any of its subsidiaries has been denied any insurance coverage which it has sought or for which it has applied.

(xxvii) Investment Company Act. The Company is not required to register as an “investment company” under the Investment Company Act of 1940, as amended (the “1940 Act”).

(xxviii) Absence of Manipulation. Neither the Company nor any affiliate of the Company has taken, nor will the Company or any such affiliate take, directly or indirectly, any action which is designed, or would be expected, to cause or result in, or which constitutes, the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of any Shares or to result in a violation of Regulation M under the 1934 Act.

(xxix) Foreign Corrupt Practices Act. None of the Company, any of its subsidiaries or, to the knowledge of the Company, any director, officer, agent, employee, affiliate or other person acting on behalf of the Company or any of its subsidiaries is aware of or has taken any action, directly or indirectly, that would result in a violation by such persons of either (A) the Foreign Corrupt Practices Act of 1977, as amended, and the rules and regulations thereunder (the “FCPA”), including, without limitation, making use of the mails or any means or instrumentality of interstate commerce corruptly in furtherance of an offer, payment, promise to pay or authorization of the payment of any money, or other property, gift, promise to give, or authorization of the giving of anything of value to any “foreign official” (as such term is defined in the FCPA) or any foreign political party or official thereof or any candidate for foreign political office, in contravention of the FCPA or (B) the U.K. Bribery Act 2010 (the “Bribery Act”), and the Company, its subsidiaries and, to the knowledge of the Company, its other affiliates have conducted their businesses in compliance with the FCPA and the Bribery Act and have instituted and maintain policies and procedures designed to ensure, and which are reasonably expected to continue to ensure, continued compliance therewith.

(xxx) Money Laundering Laws. The operations of the Company and its subsidiaries are and have been conducted at all times in compliance with applicable financial recordkeeping and reporting requirements of the Currency and Foreign Transactions Reporting Act of 1970, as amended, the money laundering statutes of all jurisdictions, the rules and regulations thereunder and any related or similar rules, regulations or guidelines, issued, administered or enforced by any Governmental Entity (collectively, the “Money Laundering Laws”). No action, suit or proceeding by or before any Governmental Entity involving the Company or any of its subsidiaries with respect to the Money Laundering Laws is pending or, to the knowledge of the Company, threatened.

(xxxi) OFAC. None of the Company, any of its subsidiaries or, to the knowledge of the Company, any director, officer, agent, employee, affiliate or other person acting on behalf of the Company or any of its subsidiaries is (A) an individual or entity (“Person”) currently the subject or target of any sanctions administered or enforced by the United States Government, including, without limitation, the U.S. Department of the Treasury’s Office of Foreign Assets Control, the United Nations Security Council, the European Union, Her Majesty’s Treasury, or other relevant sanctions authority (collectively, “Sanctions”), or (B) located, organized or resident in a country or territory that is the subject of Sanctions.

(xxxii) INTENTIONALLY OMITTED

(xxxiii) Statistical and Market-Related Data. Any statistical and market-related data included in the Registration Statement, the General Disclosure Package or the Prospectus are based on or derived from sources that the Company believes, after reasonable inquiry, to be reliable and accurate in all material respects and, to the extent required, the Company has obtained the written consent to the use of such data from such sources except where the failure to obtain consent would not, singly or in the aggregate, reasonably be expected to result in a Material Adverse Effect.

(xxxiv) No Commissions. Neither the Company nor any of its subsidiaries are a party to any contract, agreement or understanding with any person (other than as contemplated by this Agreement) that would give rise to a valid claim against the Company or any of its subsidiaries or the Agent for a brokerage commission, finder’s fee or like payment in connection with the offering and sale of any Shares.

(xxxv) Actively-Traded Security. The Common Stock is an “actively-traded security” exempted from the requirements of Rule 101 of Regulation M under the 1934 Act by subsection (c)(1) of such rule.

(xxxvi) Cybersecurity. (A) There has been no security breach or incident, unauthorized access or disclosure, or other compromise of or relating to the Company or its subsidiaries, information technology and computer systems, networks, hardware, software, data and databases (including the data and information of their respective customers, employees, suppliers, vendors and any third party data maintained, processed or stored by the Company and its subsidiaries, and any such data processed or stored by third parties on behalf of the Company and its subsidiaries), equipment or technology (collectively, “IT Systems and Data”): (B) neither the Company nor its subsidiaries have been notified of, and have no knowledge of any event or condition that would result in, any security breach or incident, unauthorized access or disclosure or other compromise to their IT Systems and Data and (C) the Company and its subsidiaries have implemented appropriate controls, policies, procedures, and technological safeguards to maintain and protect the integrity, continuous operation, redundancy and security of their IT Systems and Data reasonably consistent with industry standards and practices, or as required by applicable regulatory standards. The Company and its subsidiaries are presently in material compliance with all applicable laws or statutes and all judgments, orders, rules and regulations of any court or arbitrator or governmental or regulatory authority, internal policies and contractual obligations relating to the privacy and security of IT Systems and Data and to the protection of such IT Systems and Data from unauthorized use, access, misappropriation or modification.

(xxxvii) Regulatory Compliance. Each of the Company and its subsidiaries has operated and currently is in compliance with applicable statutes, implementing regulations or other rules or policies administered or enforced by the FDA, the USDA or any comparable Governmental Entity, except where failures to so comply would not, whether individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect. Neither the Company nor any subsidiary has received written notice of any pending or threatened claim, suit, proceeding, hearing, enforcement, audit, investigation, arbitration or other action from the FDA, USDA or any other Governmental Entity alleging that any operation or activity is in material violation of any applicable law, rule, regulation or any Governmental License. Neither the Company nor any subsidiary has had any product or manufacturing site subject to a Governmental Entity (including FDA and the USDA) shutdown or import or export prohibition, nor received any FDA Form-483, or other Governmental Entity notice of inspectional observations, “warning letters,” “untitled letters” or requests or requirements to make changes to any products that if not complied with would reasonably be expected to result in a Material Adverse Effect, and to the knowledge of the Company, neither the FDA, USDA nor any Governmental Entity is considering such action.

(xxxviii) Safety Notices. The manufacture of any products by or on behalf of the Company and its subsidiaries is being conducted in compliance with all applicable laws, including, without limitation, the FDA’s current good manufacturing practice regulations, except for such non-compliance as would not reasonably be expected to result in a Material Adverse Effect. Neither the Company nor any subsidiary has initiated any recalls, field notifications, field corrections, market withdrawals or replacements, warnings, safety alerts or other notice of action relating to an alleged lack of safety or regulatory compliance of the products manufactured by the Company or any subsidiary (collectively, “Safety Notices”). There are no unresolved Safety Notices, or, to the knowledge of the Company, material product complaints with respect to the products manufactured by the Company or any subsidiary, and to the knowledge of the Company, there are no facts that would be reasonably likely to result in (i) a material Safety Notice, or (ii) a termination or suspension of marketing or distribution of any the products manufactured or distributed by the Company or any subsidiary.

Any certificate signed by any officer or other authorized signatory of the Company and delivered to the Agent or to counsel for the Agent shall be deemed a representation and warranty by the Company to the Agent as to the matters covered thereby.

(b) The Selling Stockholder represents and warrants to the Agent at each Representation Date, and agrees with the Agent, as follows:

(i) Accurate Disclosure. Neither the General Disclosure Package nor the Prospectus or any amendments or supplements thereto includes any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, provided that such representations and warranties set forth in this subsection (b)(i) apply only to statements or omissions made in reliance upon and in conformity with information relating to the Selling Stockholder furnished in writing by or on behalf of the Selling Stockholder expressly for use in the Registration Statement, the General Disclosure Package, the Prospectus or any amendment or supplement thereto (the “Selling Stockholder Information”); the Selling Stockholder is not prompted to sell the Shares to be sold by the Selling Stockholder hereunder by any material information concerning the Company or any subsidiary of the Company which is not set forth in the General Disclosure Package or the Prospectus or otherwise publicly available.

(ii) Authorization of this Agreement. This Agreement has been duly authorized, executed and delivered by or on behalf of the Selling Stockholder.

(iii) Noncontravention. The execution and delivery of this Agreement and the sale and delivery of the Shares to be sold by the Selling Stockholder and the consummation of the transactions contemplated herein and compliance by the Selling Stockholder with its obligations hereunder do not and will not, whether with or without the giving of notice or passage of time or both, conflict with or constitute a breach of, or default under, or result in the creation or imposition of any tax, lien, charge or encumbrance upon the Shares to be sold by the Selling Stockholder or any property or assets of the Selling Stockholder pursuant to any contract, indenture, mortgage, deed of trust, loan or credit agreement, note, license, lease or other agreement or instrument to which the Selling Stockholder is a party or by which the Selling Stockholder may be bound, or to which any of the property or assets of the Selling Stockholder is subject, nor will such action result in any violation of the provisions of the charter or by-laws or other organizational instrument of the Selling Stockholder, if applicable, or any applicable treaty, law, statute, rule, regulation, judgment, order, writ or decree of any government, government instrumentality or court, domestic or foreign, having jurisdiction over the Selling Stockholder or any of its properties.

(v) Valid Title. The Selling Stockholder has, and each Settlement Date will have, valid title to the Shares to be sold by the Selling Stockholder free and clear of all security interests, claims, liens, equities or other encumbrances and the legal right and power, and all authorization and approval required by law, to enter into this Agreement and to sell, transfer and deliver the Shares to be sold by such Selling Stockholder or a valid security entitlement in respect of such Securities.

(vi) Delivery of Securities. Upon payment of the purchase price for the Shares to be sold by the Selling Stockholder directly to the Agent as principal pursuant to this Agreement, delivery of such Shares, as directed by the Agent, to Cede & Co. (“Cede”) or such other nominee as may be designated by The Depository Trust Company (“DTC”) (unless delivery of such Shares is unnecessary because such Shares are already in possession of Cede or such nominee), registration of such Shares in the name of Cede or such other nominee (unless registration of such Shares is unnecessary because such Shares are already registered in the name of Cede or such nominee), and the crediting of such Shares on the books of DTC to securities accounts (within the meaning of Section 8-501(a) of the UCC) of the Agent (assuming that neither DTC nor the Agent has notice of any “adverse claim,” within the meaning of Section 8-105 of the Uniform Commercial Code then in effect in the State of New York (“UCC”), to such Shares), (A) under Section 8-501 of the UCC, the Agent will acquire a valid “security entitlement” in respect of such Shares and (B) no action (whether framed in conversion, replevin, constructive trust, equitable lien, or other theory) based on any “adverse claim,” within the meaning of Section 8-102 of the UCC, to such Shares may be asserted against the Agent with respect to such security entitlement; for purposes of this representation, the Selling Stockholder may assume that when such payment, delivery (if necessary) and crediting occur, (I) such Shares will have been registered in the name of Cede or another nominee designated by DTC, in each case on the Company’s share registry in accordance with its certificate of incorporation, bylaws and applicable law, (II) DTC will be registered as a “clearing corporation,” within the meaning of Section 8-102 of the UCC, (III) appropriate entries to the accounts of the Agent on the records of DTC will have been made pursuant to the UCC, (IV) to the extent DTC, or any other securities intermediary which acts as “clearing corporation” with respect to the Shares, maintains any “financial asset” (as defined in Section 8-102(a)(9) of the UCC in a clearing corporation pursuant to Section 8-111 of the UCC, the rules of such clearing corporation may affect the rights of DTC or such securities intermediaries and the ownership interest of the Agent, (V) claims of creditors of DTC or any other securities intermediary or clearing corporation may be given priority to the extent set forth in Section 8-511(b) and 8-511(c) of the UCC and (VI) if at any time DTC or other securities intermediary does not have sufficient Shares to satisfy claims of all of its entitlement holders with respect thereto then all holders will share pro rata in the Securities then held by DTC or such securities intermediary.

(vii) Absence of Manipulation. The Selling Stockholder has not taken, and will not take, directly or indirectly, any action which is designed to or which constituted or would reasonably be expected to cause or result in stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Shares.

(viii) Absence of Further Requirements. No filing with, or consent, approval, authorization, order, registration, qualification or decree of any arbitrator, court, governmental body, regulatory body, administrative agency or other authority, body or agency, domestic or foreign, is necessary or required for the performance by the Selling Stockholder of its obligations hereunder, or in connection with the sale and delivery of the Shares hereunder or the consummation of the transactions contemplated by this Agreement, except such as have been already obtained or as may be required under the 1933 Act, the 1933 Act Regulations, the rules of Nasdaq, state securities laws or the rules of FINRA.

(ix) No Registration or Other Similar Rights. Except as described in the Registration Statement, the General Disclosure Package and the Prospectus the Selling Stockholder does not have any registration or other similar rights to have any equity or debt securities registered for sale by the Company under the Registration Statement or included in the offering contemplated by this Agreement.

(ix) No Free Writing Prospectuses. The Selling Stockholder has not prepared or had prepared on its behalf or used or referred to, any Free Writing Prospectus (as defined in Rule 405), and has not distributed any written materials in connection with the offer or sale of the Securities.

(x) No Association with FINRA. Other than UMB Financial Services Inc. and UMB Distribution Services Inc., neither the Selling Stockholder nor any of its affiliates directly, or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with any member firm of FINRA or is a person associated with a member (within the meaning of the FINRA By-Laws) of FINRA.

Any certificate signed by any officer or other authorized signatory of the Selling Stockholder and delivered to the Agent or to counsel for the Agent shall be deemed a representation and warranty by the Selling Stockholder to the Agent as to the matters covered thereby.

Section 2. Sale and Delivery of Shares.

(a) Subject to the terms and conditions set forth herein, the Selling Stockholder agrees to sell Shares through the Agent acting as sales agent or directly to the Agent acting as principal from time to time. Sales of the Shares, if any, through the Agent acting as sales agent or directly to the Agent acting as principal will be made by means of ordinary brokers’ transactions on Nasdaq or otherwise at market prices prevailing at the time of sale, at prices related to prevailing market prices or at negotiated prices.

(b) The Shares are to be sold through the Agent on an agented basis on any day (other than a day on which Nasdaq is scheduled to close prior to its regular weekday closing time)(each, a “Trading Day”) on which (i) the Selling Stockholder has instructed the Agent to make such sales and (ii) the Company has satisfied its covenants and conditions specified in Sections 3, 4 and 5 hereof. On any Trading Day, the Selling Stockholder may sell Shares through the Agent and, if it determines to do so, shall instruct the Agent by telephone (confirmed promptly by telecopy or email, which confirmation will be promptly acknowledged by the Agent) as to the maximum number of Shares to be sold on such Trading Day and the minimum price per Share at which such Shares may be sold. Subject to the terms and conditions specified herein (including, without limitation, the accuracy of the representations and warranties of the Company and the Selling Stockholder and the performance by the Company and Selling Stockholder of their respective covenants and other obligations, contained herein and the satisfaction of the additional conditions specified in Section 5 hereof), the Agent shall use its commercially reasonable efforts, consistent with its normal trading and sales practices and applicable law and regulations, to sell all of the Shares so designated by the Selling Stockholder as sales agent in accordance with such instruction. The Selling Stockholder and the Agent each acknowledge and agree that (A) there can be no assurance that the Agent will be successful in selling any Shares and (B) the Agent will not incur any liability or obligation to the Selling Stockholder if it fails to sell Shares for any reason other than a failure to use its commercially reasonable efforts, consistent with its normal trading and sales practices and applicable law and regulations, to sell such Shares as required by this Agreement.

(c) The Selling Stockholder or the Agent may suspend the offering of Shares for any reason and at any time; provided, however, that such suspension shall not affect or impair the parties’ respective obligations with respect to the Shares sold, or with respect to Shares that the Selling Stockholder has agreed to sell, hereunder prior to the giving of such notice.

(d) The gross sales price of any Shares sold pursuant to this Agreement by the Agent acting as sales agent of the Selling Stockholder shall be equal to, in the discretion of the Agent but subject to the specific instructions of the Selling Stockholder, the market price prevailing at the time of sale for the Shares sold by the Agent on Nasdaq or otherwise, at prices related to prevailing market prices or at negotiated prices. The compensation payable to the Agent for sales of Shares shall be an amount up to 3.0% of the gross sales price for such Shares. The remaining proceeds, after further deduction for any transaction fees, transfer taxes or similar taxes or fees imposed by any Governmental Entity or self-regulatory organization in respect of such sales, shall constitute the net proceeds to the Selling Stockholder for such sales (the “Net Proceeds”). The Agent shall notify the Selling Stockholder as promptly as practicable if any deduction referenced in the preceding sentence will be made. Notwithstanding the foregoing, in the event the Selling Stockholder engages the Agent as sales agent for the sale of Shares that would constitute a “distribution” within the meaning of Rule 100 of Regulation M under the 1934 Act, the Selling Stockholder and the Agent will agree to compensation for the Agent that is customary for such sales. The Company shall not be entitled to any proceeds from the sale of Shares pursuant to this Agreement.

(e) The Agent shall provide written confirmation to the Selling Stockholder following the close of trading on Nasdaq on each Trading Day on which Shares are sold under this Agreement setting forth the number of Shares sold on such day, the aggregate gross sales proceeds of the Shares, the aggregate Net Proceeds to the Selling Stockholder and the aggregate compensation payable by the Selling Stockholder to the Agent with respect to such sales.

(f) Under no circumstances shall the aggregate gross sales price or number, as the case may be, of Shares offered or sold pursuant to this Agreement, or which are the subject of instructions to the Agent as sales agent pursuant to Section 2(b) hereof, exceed the aggregate gross sales price or number, as the case may be, of Shares (i) referred to in the preamble paragraph of this Agreement, as reduced by prior sales of Shares under this Agreement, (ii) available for sale under the Registration Statement or (iii) duly authorized from time to time to be sold under this Agreement by the Selling Stockholder or approved for listing on Nasdaq, and, in each case referred to in clause (ii) and (iii), notified to the Agent in writing. In addition, under no circumstances shall any Shares be offered or sold, or be the subject of instructions to the Agent as sales agent pursuant to Section 2(b) hereof, at a price lower than the minimum price therefor duly authorized from time to time by the Selling Stockholder and notified to the Agent in writing. The Agent shall have no responsibility for maintaining records with respect to Shares available for sale under the Registration Statement or for determining the aggregate gross sales price, number or minimum price of Shares duly authorized by the Selling Stockholder.

(g) If the exemptive provisions set forth in Rule 101(c)(1) of Regulation M under the 1934 Act are not satisfied with respect to the Company or the Shares, the Company shall promptly notify the Agent and future offers and sales of Shares through the Agent on an agented basis under this Agreement shall be suspended until that or other exemptive provisions have been satisfied in the judgment of each party.

(h) Settlement for sales of Shares will occur on the second business day that is also a Trading Day following the trade date on which such sales are made, unless another date shall be agreed to in writing by the Selling Stockholder and the Agent (each such day, a “Settlement Date”). On each Settlement Date for the sale of Shares through the Agent as sales agent, such Shares shall be delivered by the Selling Stockholder to the Agent in book-entry form to the Agent’s account at The Depository Trust Company against payment by the Agent of the Net Proceeds from the sale of such Shares in same day funds delivered to an account designated by the Selling Stockholder. If the Selling Stockholder shall default on its obligation to deliver Shares through the Agent as sales agent on any Settlement Date, the Selling Stockholder shall (i) indemnify and hold the Agent harmless against any loss, claim or damage arising from or as a result of such default by the Selling Stockholder and (ii) pay the Agent any commission to which it would otherwise be entitled absent such default.

(i) Notwithstanding any other provision of this Agreement, the Selling Stockholder shall not offer or sell, or instruct the Agent to offer or sell, any Shares through the Agent as sales agent (and, by notice to the Agent given by telephone (confirmed promptly by telecopy or email), shall cancel any instructions for any such offer or sale of any Shares prior to the commencement of the periods referenced below), and the Agent shall not be obligated to make any such offer or sale of Shares, (i) during any period in which the Selling Stockholder is, or could be deemed to be, in possession of material non-public information or (ii) at any time during the period commencing on the last day prior to the end of a fiscal quarter of the Company through and including the time that is 24 hours after the time that the Company files a Quarterly Report on Form 10-Q or an Annual Report on Form 10-K (a “Filing Time”) that includes consolidated financial statements as of and for the same fiscal period or periods.

(j) The Agent shall not have any obligation to purchase Shares as principal, whether from the Selling Stockholder or otherwise, unless the Company and the Agent agree as set forth below. Shares purchased from the Selling Stockholder by the Agent, individually or in a syndicate, as principal shall be made in accordance with terms agreed upon between the Agent and the Selling Stockholder as evidenced by a Terms Agreement. The Agent’s commitment to purchase Shares from the Selling Stockholder as principal shall be deemed to have been made on the basis of the accuracy of the representations and warranties of the Company and the Selling Stockholder, and performance by the Company and the Selling Stockholder of their respective covenants and other obligations, herein contained and shall be subject to the terms and conditions herein set forth. At the time of each Terms Agreement, the Agent shall specify the requirements, if any, for the officers’ certificate, opinions and letters of counsel and accountants’ letter pursuant to Section 3(m), (n) and (o), respectively, hereof. In the event of a conflict between the terms of this Agreement and a Terms Agreement, the terms of such Terms Agreement shall control.

Section 3. Covenants. Each of the Company and the Selling Stockholder, severally and not jointly, agrees with the Agent as follows:

(a) Covenants of the Company. The Company agrees with the Agent as follows:

(i) Compliance with Securities Regulations and Commission Requests. The Company, subject to Section 3(b) and 3(c) hereof, will notify the Agent immediately, and confirm the notice in writing, (i) when any post-effective amendment to the Registration Statement or any new registration statement relating to the Shares shall become effective or any amendment or supplement to the Prospectus shall have been filed (other than an amendment or supplement providing solely for the determination of the terms of an offering of securities unless related to an offering of Shares), (ii) of the receipt of any comments from the Commission, (iii) of any request by the Commission for any amendment to the Registration Statement or any amendment or supplement to the Prospectus, including any document incorporated by reference therein, or for additional information, (iv) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or any post-effective amendment thereto or any notice of objection to the use of the Registration Statement or any post-effective amendment thereto or of the issuance of any order preventing or suspending the use of any preliminary prospectus or the Prospectus or any amendment or supplement thereto, or of the suspension of the qualification of any Shares for offering or sale in any jurisdiction, or of the initiation or threatening of any proceedings for any of such purposes or of any examination pursuant to Section 8(d) or 8(e) of the 1933 Act concerning the Registration Statement and (v) if the Company becomes the subject of a proceeding under Section 8A of the 1933 Act in connection with any offering of Shares. In connection with a Terms Agreement, the Company will prepare and file with the Commission, subject to Section 3(c) hereof, a pricing supplement with respect to the offer and sale of Shares covered by such Terms Agreement. The Company will effect all filings required under Rule 424(b), in the manner and within the time period required by Rule 424(b) (without reliance on Rule 424(b)(8)), and will take such steps as it deems necessary to ascertain promptly whether the form of prospectus transmitted for filing under Rule 424(b) was received for filing by the Commission and, in the event that it was not, it will promptly file such prospectus. The Company will make every reasonable effort to prevent the issuance of any stop, prevention or suspension order and, if any such order is issued, to obtain the lifting thereof at the earliest possible moment. In the event of any issuance of a notice of objection, by the Commission, the Company shall take all necessary action to permit offers and sales of Shares by or through the Agent, including, without limitation, amending the Registration Statement or filing a new shelf registration statement relating thereto. The Company shall pay the required Commission filing fees relating to the Shares prior to the time the initial Prospectus Supplement is filed with the Commission or the time any subsequent Prospectus Supplement that increases gross offering price or number of Shares that may offered and sold under this Agreement from that referenced in the immediately preceding Prospectus Supplement filed with the Commission.

(ii) Continued Compliance with Securities Laws. The Company will comply with the 1933 Act, the 1933 Act Regulations, the 1934 Act and the 1934 Act Regulations so as to permit the completion of sales of Shares as contemplated in this Agreement and in the Registration Statement, the General Disclosure Package and the Prospectus. If any event shall occur or condition shall exist as a result of which it is necessary, in the opinion of counsel for the Agent or counsel to the Company, to (i) amend the Registration Statement in order that the Registration Statement will not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, (ii) amend or supplement the General Disclosure Package or the Prospectus in order that the General Disclosure Package or the Prospectus, as the case may be, will not include any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein not misleading in the light of the circumstances existing at the time it is delivered to a purchaser or (iii) amend the Registration Statement or amend or supplement the General Disclosure Package or the Prospectus, as the case may be, in order to comply with the requirements of the 1933 Act, the 1933 Act Regulations, the 1934 Act or the 1934 Act Regulations, the Company will promptly (A) give the Agent written notice of such event or condition, (B) prepare any amendment or supplement as may be necessary to correct such statement or omission or to comply with such requirements and, a reasonable amount of time prior to any proposed filing or use, furnish the Agent with copies of any such amendment or supplement and (C) file with the Commission any such amendment or supplement and use its best efforts to have any amendment to the Registration Statement declared effective by the Commission as soon as possible; provided, however, that the Company shall not file or use any such amendment or supplement to which the Agent or counsel for the Agent shall reasonably object.

(iii) Filing or Use of Amendments and Supplements. The Company will give the Agent written notice of its intention to file or use (i) any amendment to the Registration Statement or any amendment or supplement to the General Disclosure Package or the Prospectus, whether pursuant to the 1933 Act, the 1934 Act or otherwise, or (iii) a pricing supplement disclosing the offer and sale of Shares covered by a Terms Agreement, will furnish to the Agent with copies of any such document a reasonable amount of time prior to such proposed filing or use, as the case may be, and will not file or use any such document to which the Agent or counsel for the Agent shall reasonably object. As promptly as practicable after the Company files any Quarterly Report on Form 10-Q or any Current Report on Form 8-K (other than reports submitted under Item 2.02 or Item 7.01), the Company shall cause substantially the same disclosure to be filed as a supplement to the Prospectus pursuant to Rule 424(b).

(iv) Delivery of Registration Statements. The Company has furnished or will deliver to the Agent and counsel for the Agent, without charge, signed copies of the Registration Statement as originally filed and each amendment thereto (including exhibits filed therewith or incorporated by reference therein and documents incorporated or deemed to be incorporated by reference therein) and signed copies of all consents and certificates of experts. The signed copies of the Registration Statement and each amendment thereto furnished to the Agent and counsel for the Agent will be identical to the electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T.

(v) Delivery of Prospectuses. The Company will furnish to the Agent, without charge, upon execution of this Agreement and thereafter during the period in which a prospectus is (or, but for the exception afforded by Rule 172 of the 1933 Act Regulations (“Rule 172”), would be) required by the 1933 Act to be delivered in connection with any offer or sale of Shares, such number of copies of the Prospectus (as amended or supplemented) as the Agent may reasonably request. The Company will also furnish, upon request of the Agent, copies of the Prospectus (as amended or supplemented) to each exchange or market on which sales of Shares were made as may be required by the rules and regulations of such exchange or market. The Prospectus and any amendments or supplements thereto furnished in accordance with this Section will be identical to the electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T.

(vi) Reporting Requirements. The Company, during the period in which a prospectus is (or, but for the exception afforded by Rule 172, would be) required by the 1933 Act to be delivered in connection with any offer or sale of Shares, will file all documents required to be filed with the Commission pursuant to the 1934 Act within the time periods prescribed by, and meeting the requirements of, the 1934 Act and the 1934 Act Regulations.

(vii) Blue Sky Qualifications. The Company will cooperate with the Agent to qualify the Shares for offering and sale under the applicable securities laws of such states and non-U.S. jurisdictions as the Agent may, from time to time, designate and to maintain such qualifications in effect so long as required to complete the sale of the Shares contemplated by this Agreement; provided, however, that the Company shall not be obligated to file any general consent to service of process or to qualify as a foreign corporation or as a dealer in securities in any jurisdiction in which it is not so qualified or to subject itself to taxation in respect of doing business in any jurisdiction in which it is not otherwise so subject.

(viii) Earnings Statement. The Company will timely file such reports pursuant to the 1934 Act as are necessary in order to make generally available to its securityholders as soon as practicable an earnings statement for the purposes of, and to provide to the Agent the benefits contemplated by, the last paragraph of Section 11(a) of the 1933 Act.

(ix) Listing. The Company will use commercially reasonable efforts to maintain the listing of the Shares on, and satisfy the requirements of, Nasdaq.

(x) Notice of Certain Actions. The Company will not, without the prior written consent of the Agent, unless it gives the Agent at least five business days’ prior written notice, (i) directly or indirectly offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase or otherwise transfer or dispose of any shares of Common Stock or any securities convertible into or exercisable or exchangeable for shares of Common Stock or file any registration statement under the 1933 Act with respect to any of the foregoing or (ii) enter into any swap or any other agreement or transaction that transfers, in whole or in part, directly or indirectly, the economic consequence of ownership of the Common Stock, whether any such swap, agreement or transaction described in clause (i) or (ii) above is to be settled by delivery of Common Stock or such other securities, in cash or otherwise. The foregoing sentence shall not apply to (A) the Shares to be sold hereunder, (B) any shares of Common Stock issued by the Company upon the exercise of an option or warrant or the conversion of a security outstanding on the date hereof and referred to in the Registration Statement, the General Disclosure Package and the Prospectus, (C) any shares of Common Stock issued or options to purchase Common Stock granted pursuant to existing employee benefit plans of the Company referred to in the Registration Statement, the General Disclosure Package and the Prospectus or (D) any shares of Common Stock issued pursuant to any non-employee director stock plan or dividend reinvestment plan referred to in the Registration Statement, the General Disclosure Package and the Prospectus. Upon receipt of any written notice contemplated above, the Agent may suspend its activity under this Agreement for such period of time as deemed appropriate by the Agent.

(xi) Issuer Free Writing Prospectuses. The Company will not make any offer relating to the Shares that constitutes or would constitute a Free Writing Prospectus.

(xii) No Stabilization or Manipulation. The Company agrees that neither it nor any affiliate of the Company will take, directly or indirectly, any action which is designed, or would be expected, to cause or result in, or which constitutes, the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of any Shares or to result in a violation of Regulation M under the 1934 Act.

(xiii) Delivery of Future Officers’ Certificates. Upon commencement of the offering of Shares under this Agreement, (A) each time Shares are delivered to the Agent as principal on a Settlement Date, (B) promptly after each (i) date on which the Registration Statement shall be amended or a new registration statement relating to the Shares shall become effective or the Prospectus shall be amended or supplemented (other than by an amendment or supplement providing solely for the determination of the terms of securities, including the Shares (each such date, a “Registration Statement Amendment Date” and collectively with each Company Periodic Report Date, each such date a “Triggering Event Date”) or that does not relate to the Shares) and (ii) Company Periodic Report Date, and (C) promptly after each reasonable request by the Agent (each date of any such request by the Agent, a “Request Date”), the Company will furnish or cause to be furnished to the Agent an officers’ certificate, dated such Settlement Date, such Registration Statement Amendment Date, such Company Periodic Report Date or such Request Date, as the case may be, in form and substance reasonably satisfactory to the Agent to the effect that the statements contained in the officers’ certificate referred to in Section 5(f) hereof that was last furnished to the Agent are true and correct as of the date of such certificate as though made at and as of the date of such certificate (except that such statements shall be deemed to relate to the Registration Statement, the General Disclosure Package and the Prospectus as amended and supplemented at the date of such certificate) or, in lieu of such certificate, a certificate of the same tenor as the certificate referred to in Section 5(f) hereof that, but modified as necessary to relate to the Registration Statement, the General Disclosure Package and the Prospectus as amended and supplemented at the date of such certificate. As used in this Section 3(a)(xiii), to the extent there shall be a sale of Shares on or following any Registration Statement Amendment Date, Company Periodic Report Date or Request Date, “promptly” shall be deemed to be at or prior to the Applicable Time for such sale. The requirement to provide a certificate under this paragraph shall be waived for any Triggering Event Date on which there are no pending instructions from the Selling Stockholder to make sales hereunder and no pending offer by the Selling Stockholder to sell Shares directly to the Agent as principal hereunder, which waiver shall continue until the earlier to occur of the date the Selling Stockholder delivers instructions for the sale of Shares hereunder or the date the Selling Stockholder offers to sell Shares directly to the Agent as principal hereunder (which for such calendar quarter shall be considered a Triggering Event Date) and the next occurring Triggering Event Date. Notwithstanding the foregoing, if the Selling Stockholder subsequently decides to sell Shares hereunder following a Triggering Event Date when a waiver was in effect and did not provide the Agent with a certificate under this Section 3(a)(xiii), then before the Selling Stockholder delivers the instructions for the sale of Shares or the Agent sells any Shares pursuant to such instructions or the Selling Stockholder enters into a Terms Agreement hereunder, the Selling Stockholder shall provide the Agent with a certificate in conformity with this Section 3(a)(xiii) dated as of the date that the instructions for the sale of Shares are issued or the date of such Terms Agreement, as applicable.

(xiv) Delivery of Future Opinions and Letters of Counsel. Upon commencement of the offering of Shares under this Agreement, (A) each time Shares are delivered to the Agent as principal on a Settlement Date and (B) promptly after each Registration Statement Amendment Date, Company Periodic Report Date or Request Date, the Company will furnish or cause to be furnished to the Agent the written opinions and letters of counsel to the Company (who shall be reasonably acceptable to the Agent and counsel to the Agent), dated such Settlement Date, such Registration Statement Amendment Date, such Company Periodic Report Date or such Request Date, as the case may be, in form and substance reasonably satisfactory to the Agent of the same tenor as the respective opinions and letters referred to in Section 5(c) hereof but modified as necessary to relate to the Registration Statement, the General Disclosure Package and the Prospectus as amended and supplemented to the date of such opinion and letter or, in lieu of any such opinion and letter, counsel last furnishing such opinion and letter to the Agent shall furnish the Agent with a letter substantially to the effect that the Agent may rely on such counsel’s last opinion and letter to the same extent as though each were dated the date of such letter authorizing reliance (except that statements in such last opinion and letter shall be deemed to relate to the Registration Statement, the General Disclosure Package and the Prospectus as amended and supplemented to the date of such letter authorizing reliance). As used in this Section 3(a)(xiv), to the extent there shall be a sale of Shares on or following any Registration Statement Amendment Date, Company Periodic Report Date or Request Date, “promptly” shall be deemed to be at or prior to the Applicable Time for such sale. The requirement to provide opinions and letters of counsel under this paragraph shall be waived for any Triggering Event Date on which there are no pending instructions from the Selling Stockholder to make sales hereunder and no pending offer by the Selling Stockholder to sell Shares directly to the Agent as principal hereunder, which waiver shall continue until the earlier to occur of the date the Selling Stockholder delivers instructions for the sale of Shares hereunder, or the date the Selling Stockholder offers to sell Shares directly to the Agent as principal hereunder (which for such calendar quarter shall be considered a Triggering Event Date) and the next occurring Triggering Event Date. Notwithstanding the foregoing, if the Selling Stockholder subsequently decides to sell Shares hereunder following a Triggering Event Date when a waiver was in effect and did not provide the Agent with opinions and letters of counsel under this Section 3(a)(xiv), then before the Selling Stockholder delivers the instructions for the sale of Shares or the Agent sells any Shares pursuant to such instructions or the Selling Stockholder enters into a Terms Agreement hereunder, the Selling Stockholder shall provide the Agent with opinions and letters of counsel in conformity with this Section 3(a)(xiv) dated as of the date that the instructions for the sale of Shares are issued or the date of such Terms Agreement, as applicable.

(xv) Delivery of Future Accountants’ Letters. Upon commencement of the offering of Shares under this Agreement, (A) each time Shares are delivered to the Agent as principal on a Settlement Date and (B) promptly after each Registration Statement Amendment Date, Company Periodic Report Date or Request Date, the Company will cause its independent accountants to furnish to the Agent a letter, dated such Settlement Date, such Registration Statement Amendment Date, such Company Periodic Report Date or such Request Date, as the case may be, in form and substance reasonably satisfactory to the Agent of the same tenor as the letter referred to in Section 5(e) hereof but modified as necessary to relate to the Registration Statement, the General Disclosure Package and the Prospectus as amended and supplemented to the date of such letter. As used in this paragraph, to the extent there shall be a sale of Shares on or following any Registration Statement Amendment Date, Company Periodic Report Date or Request Date, “promptly” shall be deemed to be at or prior to the Applicable Time for such sale. The requirement to provide the letter under this paragraph shall be waived for an Registration Statement Amendment Date, Company Periodic Report Date or Request Date on which there is not an offering of Shares under this Agreement. The requirement to provide an independent accountants’ letter under this paragraph shall be waived for any Triggering Event Date on which there are no pending instructions from the Selling Stockholder to make sales hereunder and no pending offer by the Selling Stockholder to sell Shares directly to the Agent as principal hereunder, which waiver shall continue until the earlier to occur of the date the Selling Stockholder delivers instructions for the sale of Shares hereunder, or the date the Selling Stockholder offers to sell Shares directly to the Agent as principal hereunder (which for such calendar quarter shall be considered a Triggering Event Date) and the next occurring Triggering Event Date. Notwithstanding the foregoing, if the Selling Stockholder subsequently decides to sell Shares hereunder following a Triggering Event Date when a waiver was in effect and did not provide the Agent with an independent accountants’ letter under this Section 3(a)(xv), then before the Selling Stockholder delivers the instructions for the sale of Shares or the Agent sells any Shares pursuant to such instructions or the Selling Stockholder enters into a Terms Agreement hereunder, the Selling Stockholder shall provide the Agent with an independent accountants’ letter in conformity with this Section 3(a)(xv) dated as of the date that the instructions for the sale of Shares are issued or the date of such Terms Agreement, as applicable.

(xvi) Delivery of Future Officer’s Certificates re Ittella Italy SRL and Regulatory Disclosure. Upon commencement of the offering of Shares under this Agreement, (A) each time Shares are delivered to the Agent as principal on a Settlement Date and (B) promptly after each Registration Statement Amendment Date, Company Periodic Report Date or Request Date, the Company will furnish or cause to be furnished to the Agent a certificate of an officer of the Company (who shall be reasonably acceptable to the Agent and counsel to the Agent), dated such Settlement Date, such Registration Statement Amendment Date, such Company Periodic Report Date or such Request Date, as the case may be, in form and substance reasonably satisfactory to the Agent of the same tenor as the officer’s certificate referred to in Section 5(h) hereof but modified as necessary to relate to the Registration Statement, the General Disclosure Package and the Prospectus as amended and supplemented to the date of such opinion and letter. As used in this Section 3(a)(xvi), to the extent there shall be a sale of Shares on or following any Registration Statement Amendment Date, Company Periodic Report Date or Request Date, “promptly” shall be deemed to be at or prior to the Applicable Time for such sale. The requirement to provide an officer’s certificate under this paragraph shall be waived for any Triggering Event Date on which there are no pending instructions from the Selling Stockholder to make sales hereunder and no pending offer by the Selling Stockholder to sell Shares directly to the Agent as principal hereunder, which waiver shall continue until the earlier to occur of the date the Selling Stockholder delivers instructions for the sale of Shares hereunder, or the date the Selling Stockholder offers to sell Shares directly to the Agent as principal hereunder (which for such calendar quarter shall be considered a Triggering Event Date) and the next occurring Triggering Event Date. Notwithstanding the foregoing, if the Selling Stockholder subsequently decides to sell Shares hereunder following a Triggering Event Date when a waiver was in effect and did not provide the Agent with officer’s certificate under this Section 3(a)(xvi), then before the Selling Stockholder delivers the instructions for the sale of Shares or the Agent sells any Shares pursuant to such instructions or the Selling Stockholder enters into a Terms Agreement hereunder, the Selling Stockholder shall provide the Agent with an officer’s certificate in conformity with this Section 3(a)(xvi) dated as of the date that the instructions for the sale of Shares are issued or the date of such Terms Agreement, as applicable.

(xvii) Trading in the Common Stock. The Company consents to the Agent trading in the Company’s Common Stock for its own account and for the account of its clients at the same time as sales of Shares occur pursuant to this Agreement. Notwithstanding the foregoing, the Company is not responsible for the compliance by the Agent with laws and regulations (including Regulation M) that apply to the Agent with respect to any such trading.

(xviii) Due Diligence Review. The Company will cooperate with any due diligence review reasonably requested by the Agent or counsel for the Agent, fully and in a timely manner, in connection with offers and sales of Shares from time to time, including, without limitation, and upon reasonable notice, providing information and making available documents and appropriate corporate officers, during regular business hours and at the Company’s principal offices.

(b) Covenants of the Selling Stockholder. The Selling Stockholder agrees with the Agent as follows:

(i) Notice of Certain Actions. Except for the Shares to be sold hereunder, the Selling Stockholder will not, without the prior written consent of the Agent, unless it gives the Agent at least five business days’ prior written notice, (i) directly or indirectly offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase or otherwise transfer or dispose of any shares of Common Stock or any securities convertible into or exercisable or exchangeable for shares of Common Stock or file any registration statement under the 1933 Act with respect to any of the foregoing or (ii) enter into any swap or any other agreement or transaction that transfers, in whole or in part, directly or indirectly, the economic consequence of ownership of the Common Stock, whether any such swap, agreement or transaction described in clause (i) or (ii) above is to be settled by delivery of Common Stock or such other securities, in cash or otherwise.

(ii) No Stabilization or Manipulation. The Selling Stockholder agrees that neither it nor any affiliate of the Selling Stockholder will take, directly or indirectly, any action which is designed, or would be expected, to cause or result in, or which constitutes, the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of any Shares or to result in a violation of Regulation M under the 1934 Act. For purposes of this paragraph, references to any affiliate of the Selling Stockholder will not include the Company or its controlled affiliates.

(iii) Delivery of Future Opinions and Letters of Counsel. Upon commencement of the offering of Shares under this Agreement, (A) each time Shares are delivered to the Agent as principal on a Settlement Date and (B) promptly after each Registration Statement Amendment Date, Company Periodic Report Date or Request Date, the Selling Stockholder will furnish or cause to be furnished to the Agent the written opinions and letters of counsel to the Selling Stockholder (who shall be reasonably acceptable to the Agent and counsel to the Agent), dated such Settlement Date, such Registration Statement Amendment Date, such Company Periodic Report Date or such Request Date, as the case may be, in form and substance reasonably satisfactory to the Agent of the same tenor as the respective opinions and letters referred to in Section 5(d) hereof but modified as necessary to relate to the Registration Statement, the General Disclosure Package and the Prospectus as amended and supplemented to the date of such opinion and letter or, in lieu of any such opinion and letter, counsel last furnishing such opinion and letter to the Agent shall furnish the Agent with a letter substantially to the effect that the Agent may rely on such counsel’s last opinion and letter to the same extent as though each were dated the date of such letter authorizing reliance (except that statements in such last opinion and letter shall be deemed to relate to the Registration Statement, the General Disclosure Package and the Prospectus as amended and supplemented to the date of such letter authorizing reliance). As used in this Section 3(n), to the extent there shall be a sale of Shares on or following any Registration Statement Amendment Date, Company Periodic Report Date or Request Date, “promptly” shall be deemed to be at or prior to the Applicable Time for such sale. The requirement to provide opinions and letters of counsel under this paragraph shall be waived for any Triggering Event Date on which there are no pending instructions from the Selling Stockholder to make sales hereunder and no pending offer by the Selling Stockholder to sell Shares directly to the Agent as principal hereunder, which waiver shall continue until the earlier to occur of the date the Selling Stockholder delivers instructions for the sale of Shares hereunder, or the date the Selling Stockholder offers to sell Shares directly to the Agent as principal hereunder (which for such calendar quarter shall be considered a Triggering Event Date) and the next occurring Triggering Event Date. Notwithstanding the foregoing, if the Selling Stockholder subsequently decides to sell Shares hereunder following a Triggering Event Date when a waiver was in effect and did not provide the Agent with opinions and letters of counsel under this Section 3(n), then before the Selling Stockholder delivers the instructions for the sale of Shares or the Agent sells any Shares pursuant to such instructions or the Selling Stockholder enters into a Terms Agreement hereunder, the Selling Stockholder shall provide the Agent with opinions and letters of counsel in conformity with this Section 3(n) dated as of the date that the instructions for the sale of Shares are issued or the date of such Terms Agreement, as applicable.

(iv) Trading in the Common Stock. The Selling Stockholder consents to the Agent trading in the Company’s Common Stock for its own account and for the account of its clients at the same time as sales of Shares occur pursuant to this Agreement. Notwithstanding the foregoing, the Selling Stockholder is not responsible for the compliance by the Agent with laws and regulations (including Regulation M) that apply to the Agent with respect to any such trading.

(v) Non-Consummation Offer. If, to the knowledge of the Selling Stockholder, any filing required by Rule 424 in connection with an offering of Shares shall not have been made or the representations and warranties of the Company or the Selling Stockholder contained in this Agreement shall not be true and correct on the applicable Settlement Date, the Selling Stockholder will offer to any person who has agreed to purchase Shares from or through the Agent the right to refuse to purchase and pay for such Shares.

(vi) Due Diligence Review. The Selling Stockholder will cooperate with any due diligence review reasonably requested by the Agent or counsel for the Agent, fully and in a timely manner, in connection with offers and sales of Shares from time to time, including, without limitation, and upon reasonable notice, providing information and making available documents and appropriate corporate officers, during regular business hours and at the Selling Stockholder’s principal offices.

Section 4. Payment of Expenses.

(a) Company Expenses. The Company will pay or cause to be paid the following expenses incident to the performance of the Company’s and the Selling Stockholder’s obligations under this Agreement, and for all other expenses incident to the performance of the Company’s obligations under this Agreement: (i) the preparation, printing and filing of the Registration Statement (including financial statements and exhibits) as originally filed and each amendment thereto, (ii) the preparation, printing and delivery to the Agent of copies of any preliminary prospectus and the Prospectus and any amendments or supplements thereto and any costs associated with electronic delivery of any of the foregoing by the Agent to investors, (iii) the preparation and delivery of any stock certificate upon the sale or delivery of the Shares to the Agent (iv) the fees and disbursements of the Company’s counsel, accountants and other advisors, (v) the fees and expenses of any transfer agent or registrar for the Shares, (vi) the qualification of the Shares under securities laws in accordance with the provisions of Section 3(g) hereof, all reasonable fees and disbursements of counsel for the Agent in connection with the qualification of the Shares under securities laws in accordance with the provisions of Section 3(g) hereof, including filing fees and in connection with the preparation of the Blue Sky Survey and any supplement thereto, (vii) the costs and expenses of the Company, relating to investor presentations on any “road show” undertaken in connection with the marketing of the Shares, (viii) the costs and expenses (including, without limitation, any damages or other amounts payable in connection with legal or contractual liability) associated with the reforming of any contracts for the sale of Shares caused by a breach of the Company’s representation contained in the second sentence of Section 1(a)(ii) hereof, (ix) the filing fees incident to, and the reasonable fees and disbursements of counsel for the Agent in connection with, the review by FINRA of the terms of sales of Shares, and (x) the fees and expenses incurred in connection with the listing of the Shares on Nasdaq.

(b) Selling Stockholder Expenses. The Selling Stockholder will pay or cause to be paid the following expenses incident to the performance of the Company’s and the Selling Stockholder’s obligations under this Agreement, and for all other expenses incident to the performance of the Selling Stockholder’s obligations under this Agreement: (i) the delivery of the Shares, including any stock or other transfer taxes and any stamp or other duties payable upon the sale, issuance or delivery of the Shares to the Agent, (ii) the costs and expenses, excluding any costs and expenses of the Company, relating to investor presentations on any “road show” undertaken in connection with the marketing of the Shares, (iii) the reasonable documented out-of-pocket expenses of the Agent, including the reasonable fees, disbursements and expenses of counsel for the Agent in connection with this Agreement and the Registration Statement and ongoing services in connection with the transactions contemplated hereunder, and (iv) the costs and expenses (including, without limitation, any damages or other amounts payable in connection with legal or contractual liability) associated with the reforming of any contracts for the sale of Shares caused by a breach of the Selling Stockholder’s representation contained in the second sentence of Section 1(b)(i) hereof.

Section 5. Conditions of Agent’s Obligations. The obligations of the Agent hereunder are subject to the accuracy of the representations and warranties of the Company and the Selling Stockholder contained herein or in certificates of any officer of the Company or any of its subsidiaries delivered pursuant to the provisions hereof at each Representation Date, to the performance by the Company and the Selling Stockholder of their respective covenants and other obligations hereunder, and to the following further conditions:

(a) Effectiveness of Registration Statement and Filing of Prospectus. The Company shall have filed with the Commission the Prospectus and any subsequent prospectus supplement thereto prior to any Applicable Time and related Settlement Date, as applicable, in each case in the manner and within the time period required by Rule 424(b). No stop order suspending the effectiveness of the Registration Statement or any post-effective amendment thereto has been issued under the 1933 Act, no notice of objection of the Commission to the use of the Registration Statement or any post-effective amendment thereto has been received by the Company, no order preventing or suspending the use of any preliminary prospectus or the Prospectus or any amendment or supplement thereto has been issued and no proceedings for any of those purposes have been instituted or are pending or, to the Company’s knowledge, contemplated. The Company and the Selling Stockholder shall have complied with any and all requests for additional information on the part of the Commission to the reasonable satisfaction of the Agent. The Company shall have paid the required Commission filing fees relating to the Shares.

(b) Opinion of Counsel for the Agent. On the date of this Agreement, the Agent shall have received the favorable written opinion or opinions of Latham & Watkins LLP.

(c) Opinion of Counsel to the Company. On the date of this Agreement, the Agent shall have received the favorable written opinion or opinions of Rutan & Tucker, LLP, counsel to the Company, dated such date, to the effect set forth in Exhibit A hereto and to such further effect as the Agent may reasonably request.

(d) Opinion of Counsel to the Selling Stockholder. On the date hereof, the Agent shall have received the favorable written opinion letters of Bryan Cave Leighton Paisner, LLP, counsel to the Selling Stockholder, dated such date, to the effect set forth in Exhibit B hereto and to such further effect as the Agent may reasonably request.

(e) Accountants’ Letter. On the date of this Agreement, the Agent shall have received a letter from BDO USA, LLP, dated such date, in form and substance satisfactory to the Agent, containing statements and information of the type ordinarily included in accountants’ “comfort letters” to underwriters with respect to the financial statements and other financial information included in the Registration Statement, the General Disclosure Package and the Prospectus or any amendment or supplement thereto.

(f) Officers’ Certificate for the Company. On the date of this Agreement, there shall not have been, since the date of the latest audited financial statements included in the Registration Statement, the General Disclosure Package and the Prospectus or since the respective dates as of which information is given in the Registration Statement, the General Disclosure Package and the Prospectus, any Material Adverse Change, and the Agent shall have received a certificate of the Chief Executive Officer or President of the Company and of the Chief Financial Officer or Chief Accounting Officer of the Company, dated such date, to the effect that (A) there has been no such Material Adverse Change, (B) the representations and warranties of the Company in this Agreement are true and correct with the same force and effect as though expressly made on and as of such date, (C) the Company has complied with all agreements and satisfied all conditions on its part to be performed or satisfied on or prior to such date and (iv) no stop order suspending the effectiveness of the Registration Statement or any post-effective amendment thereto has been issued under the 1933 Act, no notice of objection of the Commission to the use of the Registration Statement or any post-effective amendment thereto has been received by the Company, no order preventing or suspending the use of any preliminary prospectus or the Prospectus or any amendment or supplement thereto has been issued and no proceedings for any of those purposes have been instituted or are pending or, to their knowledge, contemplated.

(g) Officers’ Certificate for the Selling Stockholder. On the date hereof, the Agent shall have received a certificate from an executive officer of the Selling Stockholder, dated such date, to the effect that (A) the representations and warranties of the Selling Stockholder in this Agreement are true and correct with the same force and effect as though expressly made on and as of such date and (B) the Selling Stockholder has complied with all agreements and satisfied all conditions on its part to be performed or satisfied on or prior to such date.

(h) Officer’s Certificate for the Company re Ittella Italy SRL and Regulatory Disclosure. On the date hereof, the Agent shall have received a certificate from an executive officer of the Company, dated such date, to the effect set forth in Exhibit C hereto and to such further effect as the Agent may reasonably request.

(i) Listing. The Shares shall have been approved for listing, subject to official notice of issuance, on Nasdaq.

(j) Additional Documents. On the date of this Agreement, counsel for the Agent shall have been furnished with such documents and opinions as they may require for the purpose of enabling them to render the opinions or make the statements requested by the Agent, or in order to evidence the accuracy of any of the representations or warranties, or the fulfillment of any of the covenants, obligations or conditions, contained herein; and all proceedings taken by the Company and the Selling Stockholder, as the case may be, in connection with the sale of the Shares as contemplated herein shall be satisfactory in form and substance to the Agent and counsel for the Agent.

(k) Termination of this Agreement. If any condition specified in this Section shall not have been fulfilled when and as required to be fulfilled, this Agreement may be terminated by the applicable Agent by notice to the Company and the Selling Stockholder at any time, and any such termination shall be without liability of any party to any other party except the provisions of Sections 1, 3(h), 4, 6, 7, 8, 13, 14, 15 and 16 hereof shall remain in full force and effect notwithstanding such termination.

Section 6. Indemnification.

(a) Indemnification of the Agent and the Selling Stockholder by the Company. The Company agrees to indemnify and hold harmless the Agent and the Selling Stockholder, and their respective affiliates (as such term is defined in Rule 501(b) of the 1933 Act Regulations (each, an “Affiliate”)), selling agents, officers and directors and each person, if any, who controls the Agent within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act as follows:

(i) against any and all loss, liability, claim, damage and expense whatsoever, as incurred, arising out of any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement (or any amendment thereto), including the Rule 430A Information, or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein not misleading or arising out of any untrue statement or alleged untrue statement of a material fact included (A) in any preliminary prospectus, any Issuer Free Writing Prospectus, the General Disclosure Package or the Prospectus (or any amendment or supplement thereto) or (B) in any materials or information provided to investors by, or with the approval of, the Company in connection with the marketing of any offering of Shares (“Marketing Materials”), including any roadshow or investor presentations made to investors by the Company (whether in person or electronically), or the omission or alleged omission in any preliminary prospectus, any Issuer Free Writing Prospectus, the General Disclosure Package or the Prospectus (or any amendment or supplement thereto) or in any Marketing Materials of a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading;

(ii) against any and all loss, liability, claim, damage and expense whatsoever, as incurred, to the extent of the aggregate amount paid in settlement of any litigation, or any investigation or proceeding by any Governmental Entity, commenced or threatened, or of any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission; provided that (subject to Section 6(e) below) any such settlement is effected with the written consent of the Company and the Selling Stockholder;

(iii) against any and all expense whatsoever, as incurred (including the fees and disbursements of counsel chosen by the Agent), reasonably incurred in investigating, preparing or defending against any litigation, or any investigation or proceeding by any Governmental Entity, commenced or threatened, or any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission, to the extent that any such expense is not paid under (i) or (ii) above;

provided, however, that this indemnity agreement shall not apply to any loss, liability, claim, damage or expense to the extent arising out of any untrue statement or omission or alleged untrue statement or omission made in the Registration Statement (or any amendment thereto), including the Rule 430A Information, or in the General Disclosure Package or the Prospectus (or any amendment or supplement thereto) in reliance upon and in conformity with information furnished to the Company by the Agent or the Selling Stockholder, as applicable, in writing expressly for use therein.

(b) Indemnification of the Agent and the Company by Selling Stockholder. The Selling Stockholder agrees to indemnify and hold harmless the Agent, the Company and their respective Affiliates and selling agents and each person, if any, who controls the Agent and the Company within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act to the extent and in the manner set forth in clauses (a)(i), (ii) and (iii) above; provided that the Selling Stockholder shall be liable only to the extent that such untrue statement or alleged untrue statement or omission or alleged omission has been made in the Registration Statement, any preliminary prospectus, the General Disclosure Package or the Prospectus (or any amendment or supplement thereto) in reliance upon and in conformity with the Selling Stockholder Information.

(c) Indemnification of Company, Directors and Officers and Selling Stockholder. The Agent agrees to indemnify and hold harmless the Company, its directors, each of its officers who signed the Registration Statement, and each person, if any, who controls the Company within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act and the Selling Stockholder and each person, if any, who controls the Selling Stockholder within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act against any and all loss, liability, claim, damage and expense described in the indemnity contained in Section 6(a) hereof, as incurred, but only with respect to untrue statements or omissions, or alleged untrue statements or omissions, made in the Registration Statement (or any amendment thereto), including the Rule 430A Information, or in the General Disclosure Package or the Prospectus (or any amendment or supplement thereto) in reliance upon and in conformity with the information furnished to the Company by the Agent in writing expressly for use therein.

(d) Actions against Parties; Notification. Each indemnified party shall give notice as promptly as reasonably practicable to each indemnifying party of any action commenced against it in respect of which indemnity may be sought hereunder, but failure to so notify an indemnifying party shall not relieve such indemnifying party from any liability hereunder to the extent it is not materially prejudiced as a result thereof and in any event shall not relieve it from any liability which it may have otherwise than on account of this indemnity agreement. In the case of parties indemnified pursuant to Section 6(a) and Section 6(b) hereof, counsel to the indemnified parties shall be selected by the Agent, and, in the case of parties indemnified pursuant to Section 6(c) hereof, counsel to the indemnified parties shall be selected by the Company, subject to approval by the Selling Stockholder, in the event that Selling Stockholder is also seeking indemnification. An indemnifying party may participate at its own expense in the defense of any such action; provided, however, that counsel to the indemnifying party shall not (except with the prior written consent of the indemnified party) also be counsel to the indemnified party. In no event shall the indemnifying parties be liable for fees and expenses of more than one counsel (in addition to any local counsel) separate from their own counsel for all indemnified parties in connection with any one action or separate but similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances. No indemnifying party shall, without the prior written consent of the indemnified parties, settle or compromise or consent to the entry of any judgment with respect to any litigation, or any investigation or proceeding by any Governmental Entity, commenced or threatened, or any claim whatsoever in respect of which indemnification or contribution could be sought under this Section 6 or Section 7 hereof (whether or not the indemnified parties are actual or potential parties thereto), unless such settlement, compromise or consent (i) includes an unconditional release of each indemnified party from all liability arising out of such litigation, investigation, proceeding or claim and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act by or on behalf of any indemnified party.

(e) Settlement without Consent if Failure to Reimburse. If at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel, such indemnifying party agrees that it shall be liable for any settlement of the nature contemplated by Section 6(a)(ii) hereof effected without its written consent if (i) such settlement is entered into more than 45 days after receipt by such indemnifying party of the aforesaid request, (ii) such indemnifying party shall have received notice of the terms of such settlement at least 30 days prior to such settlement being entered into and (iii) such indemnifying party shall not have reimbursed such indemnified party in accordance with such request prior to the date of such settlement.

(f) Other Agreements with Respect to Indemnification. The provisions of this Section shall not affect any agreement between the Company and the Selling Stockholder with respect to indemnification.

Section 7. Contribution. If the indemnification provided for in Section 6 hereof is for any reason unavailable to or insufficient to hold harmless an indemnified party in respect of any losses, liabilities, claims, damages or expenses referred to therein, then each indemnifying party shall contribute to the aggregate amount of such losses, liabilities, claims, damages and expenses incurred by such indemnified party, as incurred, in such proportion as is appropriate to reflect the relative benefits received by each party from the applicable offering of Shares and the relative fault of each party in connection with the statements or omissions which resulted in such losses, liabilities, claims, damages or expenses, as well as any other relevant equitable considerations; provided that, to the extent a party is solely at fault, such party shall be responsible for any required contribution in its entirety.

The relative benefits received by each party shall be deemed to be in the same proportion as the amount of total net proceeds from such offering (before deducting expenses) and the total commissions or underwriting discounts received by such party in connection with the offering.

The relative fault of each party shall be determined by reference to, among other things, whether any such untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the Company or the Selling Stockholder or by the Agent and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

The Company, the Selling Stockholder and the Agent agree that it would not be just and equitable if contribution pursuant to this Section 7 were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to above in this Section 7. The aggregate amount of losses, liabilities, claims, damages and expenses incurred by an indemnified party and referred to above in this Section 7 shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in investigating, preparing or defending against any litigation, or any investigation or proceeding by any Governmental Entity, commenced or threatened, or any claim whatsoever based upon any such untrue or alleged untrue statement or omission or alleged omission.

Notwithstanding the provisions of this Section 7, the Agent shall not be required to contribute any amount in excess of the total commissions or underwriting discounts received by the Agent in connection with Shares placed or underwritten by it for sale to the public.

No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

For purposes of this Section 7, each person, if any, who controls the Agent within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act and the Agent’s Affiliates, selling agents, officers and directors shall have the same rights to contribution as the Agent, and each director or officer of the Company or the Selling Stockholder, each officer of the Company who signed the Registration Statement, and each person, if any, who controls the Company or the Selling Stockholder within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act shall have the same rights to contribution as the Company or the Selling Stockholder, as the case may be.

The provisions of this Section shall not affect any agreement between the Company and the Selling Stockholder with respect to contribution.

Section 8. Representations, Warranties and Agreements to Survive. All representations, warranties and agreements contained in this Agreement or in certificates of officers of the Company or any of its subsidiaries or officers of the Selling Stockholder submitted pursuant hereto, shall remain operative and in full force and effect regardless of (i) any investigation made by or on behalf of the Agent or its Affiliates, selling agents, officers or directors or any person controlling the Agent, the Company or its officers or directors, or any person controlling the Company, or the Selling Stockholder or its officers or directors, or any person controlling the Selling Stockholder and (ii) delivery of and payment for the Shares.

Section 9. Termination.

(a) This Agreement may be terminated for any reason, at any time, by either the Company, the Selling Stockholder or the Agent upon the giving of five days prior written notice to the other parties hereto.

[(b) The Agent may terminate a Terms Agreement to which it is a party, at any time at or prior to the Settlement Date, (i) if there has been, in such judgment of the Agent, since the time of execution of such Terms Agreement or since the respective dates as of which information is given in the Registration Statement, the General Disclosure Package or the Prospectus, any Material Adverse Change, or (ii) if there has occurred any material adverse change in the financial markets in the United States or the international financial markets, any outbreak of hostilities or escalation thereof or other calamity or crisis or any change or development involving a prospective change in national or international political, financial or economic conditions, in each case the effect of which is such as to make it, in the judgment of the Agent, impracticable or inadvisable to proceed with the completion of the offering of Shares contemplated by such Terms Agreement or to enforce contracts for the sale of such Shares, or (iii) if trading in any securities of the Company has been suspended or materially limited by the Commission or Nasdaq, or (iv) if trading generally on the NYSE, the NYSE Amex or Nasdaq has been suspended or materially limited, or minimum or maximum prices for trading have been fixed, or maximum ranges for prices have been required, by any of said exchanges or by order of the Commission, FINRA or any other Governmental Entity, or (v) if a material disruption has occurred in commercial banking or securities settlement or clearance services in the United States or with respect to the systems of Clearstream Banking, société anonyme, or Euroclear Bank, S.A./N.V., in Europe, or (vi) if a banking moratorium has been declared by either Federal or New York authorities.

(c) In the event of any termination under this Section 9, neither party will have any liability to the other party hereto, except that (i) the Agent shall be entitled to any commissions earned in accordance with Section 2(b) hereof, (ii) if at the time of termination (a) the Agent shall own any Shares purchased by it as principal or (b) an offer to purchase any Shares has been accepted by the Selling Stockholder but the Settlement Date has not occurred, the covenants set forth in Section 3 hereof shall remain in effect until such Shares are resold or so delivered, as the case may be, and (iii) the covenant set forth in Section 3(h) hereof, the provisions of Section 4 hereof, the indemnity and contribution agreements set forth in Sections 6 and 7 hereof, and the provisions of Sections 8, 13, 14, 15 and 16 hereof shall remain in effect.

Section 10. Notices. All notices and other communications hereunder shall be in writing and shall be deemed to have been duly given if mailed or transmitted by any standard form of telecommunication (including e-mail). Notices to the Agent shall be directed to it c/o BofAS, One Bryant Park, New York, New York 10036, Attention: Syndicate Department (facsimile: (646) 855 3073), with a copy to ECM Legal (facsimile: (212) 230-8730); and notices to the Company shall be directed to it at Tattooed Chef, Inc., 6305 Alondra Boulevard, Paramount, California 90723, Attention: Chief Financial Officer, with a copy to Wasson Law Group, 18881 Von Karman Ave. Suite 1650, Irvine, California 92612, Attention: Ellis G. Wasson, e-mail: ellis@wassonlawgroup.com; and notices to the Selling Stockholder shall be directed to UMB Financial Corporation, 1010 Grand Blvd, Kansas City, MO 64106, Attention: Chief Financial Officer, with a copy to General Counsel.

Section 11. No Advisory or Fiduciary Relationship. The Company and the Selling Stockholder acknowledge and agree that (a) each purchase and sale of Shares pursuant to this Agreement, including the determination of the respective offering prices of Shares, if any, and any related discounts and commissions, is an arm’s-length commercial transaction between the Selling Stockholder, on the one hand, and the Agent, on the other hand and do not constitute a recommendation, investment advice, or solicitation of any action by the Agent, (b) the Agent has not assumed and will not assume any advisory or fiduciary responsibility in favor of the Company or the Selling Stockholder or any of their respective subsidiaries or other affiliates with respect to any offering of Shares or the process leading thereto (irrespective of whether the Agent has advised or is currently advising the Company or the Selling Stockholder or any of their respective subsidiaries or other affiliates on other matters) or any other obligation to the Company or the Selling Stockholder except the obligations expressly set forth in this Agreement, (c) the Agent and its affiliates may be engaged in a broad range of transactions that involve interests that differ from those of the Company or the Selling Stockholder, (d) the Agent has not provided any legal, accounting, financial, regulatory, investment or tax advice to the Company or the Selling Stockholder or any other person or entity with respect to any offering of Shares and each of the Company and the Selling Stockholder has consulted its own respective legal, accounting, financial, regulatory and tax advisors to the extent it deemed appropriate and (e) none of the activities of the Agent in connection with the transactions contemplated herein constitutes a recommendation, investment advice or solicitation of any action by the Agent with respect to any entity or natural person.

Section 12. Recognition of the U.S. Special Resolution Regimes.

(a) In the event that any Agent that is a Covered Entity becomes subject to a proceeding under a U.S. Special Resolution Regime, the transfer from such Agent of this Agreement, and any interest and obligation in or under this Agreement, will be effective to the same extent as the transfer would be effective under the U.S. Special Resolution Regime if this Agreement, and any such interest and obligation, were governed by the laws of the United States or a state of the United States.

(b) In the event that any Agent that is a Covered Entity or a BHC Act Affiliate of such Agent becomes subject to a proceeding under a U.S. Special Resolution Regime, Default Rights under this Agreement that may be exercised against such Agent are permitted to be exercised to no greater extent than such Default Rights could be exercised under the U.S. Special Resolution Regime if this Agreement were governed by the laws of the United States or a state of the United States

For purposes of this Section 12, a “BHC Act Affiliate” has the meaning assigned to the term “affiliate” in, and shall be interpreted in accordance with, 12 U.S.C. § 1841(k). “Covered Entity” means any of the following: (i) a “covered entity” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 252.82(b); (ii) a “covered bank” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 47.3(b); or (iii) a “covered FSI” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 382.2(b). “Default Right” has the meaning assigned to that term in, and shall be interpreted in accordance with, 12 C.F.R. §§ 252.81, 47.2 or 382.1, as applicable. “U.S. Special Resolution Regime” means each of (i) the Federal Deposit Insurance Act and the regulations promulgated thereunder and (ii) Title II of the Dodd-Frank Wall Street Reform and Consumer Protection Act and the regulations promulgated thereunder.

Section 13.Parties. This Agreement shall each inure to the benefit of and be binding upon the Agent, the Selling Stockholder and the Company and their respective successors. Nothing expressed or mentioned in this Agreement is intended or shall be construed to give any person, firm or corporation, other than the Agent, its Affiliates and selling agents, the Selling Stockholder, the Company and their respective successors and the controlling persons and officers and directors referred to in Sections 6 and 7 and their heirs and legal representatives, any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision herein contained. This Agreement and all conditions and provisions hereof are intended to be for the sole and exclusive benefit of the Agent, its Affiliates and selling agents, the Selling Stockholder, the Company and their respective successors, and said controlling persons and officers and directors and their heirs and legal representatives, and for the benefit of no other person, firm or corporation. No purchaser of Shares shall be deemed to be a successor by reason merely of such purchase.

Section 14. Trial by Jury. Each of the Company and the Selling Stockholder (each on its behalf and, to the extent permitted by applicable law, on behalf of its stockholders and affiliates), and the Agent hereby irrevocably waives, to the fullest extent permitted by applicable law, any and all right to trial by jury in any legal proceeding arising out of or relating to this Agreement or the transactions contemplated hereby.

Section 15. GOVERNING LAW. THIS AGREEMENT AND ANY CLAIM, CONTROVERSY OR DISPUTE ARISING UNDER OR RELATED TO THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF, THE STATE OF NEW YORK WITHOUT REGARD TO ITS CHOICE OF LAW PROVISIONS.

Section 16. TIME. TIME SHALL BE OF THE ESSENCE OF THIS AGREEMENT. EXCEPT AS OTHERWISE SET FORTH HEREIN, SPECIFIED TIMES OF DAY REFER TO NEW YORK CITY TIME.

Section 17. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute one and the same Agreement.

Section 18. Effect of Headings. The Section headings herein are for convenience only and shall not affect the construction hereof.

If the foregoing is in accordance with your understanding of our agreement, please sign and return to the Company and the Selling Stockholder a counterpart hereof, whereupon this instrument, along with all counterparts, will become a binding agreement between the Agent, the Selling Stockholder and the Company in accordance with its terms.

Very truly yours,

Tattooed Chef, Inc.

By:
	Name:	Stephanie Dieckmann
	Title:	Chief Financial Officer

Very truly yours,

UMB Capital Corporation

By:
	Name:	Ram Shankar
	Title:	CFO

Accepted as of the date hereof:

BofA Securities, Inc.

By:
	Name:	Brian Ascher
	Title:	Managing Director

Annex I

Tattooed Chef, Inc.

Common Stock
($0.0001 par value)

TERMS AGREEMENT

BofA Securities, Inc.

One Bryant Park

New York, New York 10036

Ladies and Gentlemen:

The undersigned stockholder of Tattooed Chef, Inc., a Delaware corporation (the “Company”), party hereto (the “Selling Stockholder”), proposes, on the basis of the representations and warranties, and subject to the terms and conditions, stated herein and in the ATM Equity OfferingSM Sales Agreement, dated June 16, 2021 (the “Sales Agreement”), among the Company, the Selling Stockholder and BofA Securities, Inc. (the “Agent”), to issue and sell to the Agent as principal for resale (the “Underwriter”), and the Underwriter agrees to purchase from the Company the shares of Common Stock specified in the Schedule A hereto (the “[Initial] Securities”) [, and to grant to the Underwriter the option to purchase the additional shares of Common Stock specified in the Schedule A hereto (the “Option Securities”, and together with the Initial Securities, the “Securities”)]*,[in each case] * on the terms specified in Schedule A hereto. Capitalized terms but and not defined herein have the respective meanings ascribed thereto in the Sales Agreement.

[The Selling Stockholder grants an option to the Underwriter to purchase up to an additional [●] Option Securities at the price per share set forth in Schedule A hereto, less an amount per share equal to any dividends or distributions declared by the Company and payable on the Initial Securities but not payable on the Option Securities. The option hereby granted may be exercised for 30 days after the date hereof and may be exercised in whole or in part at any time from time to time upon notice by the Underwriter to the Selling Stockholder setting forth the number of Option Securities as to which the Underwriter is then exercising the option and the time and date of payment and delivery for such Option Securities. Any such time and date of delivery (a “Date of Delivery”) shall be determined by the Underwriter, but shall not be later than seven full business days after the exercise of said option, nor in any event prior to the Settlement Date (as defined below). For purposes of clarity, the parties hereto agree that the officers’ certificate, opinions and letter of counsel and accountants’ letter referred to in Section 3(m), (n) and (o), respectively, of the Sales Agreement are required to be delivered by or on behalf of the Company and the Selling Stockholder on the Settlement Date.]*

Payment of the purchase price for, and delivery of certificates for, the Initial Securities shall be made at the offices of Latham & Watkins LLP, counsel to the Underwriters, at 12670 High Bluff Drive, San Diego, CA 92130, or at such other place as shall be agreed upon by the Underwriter, the Selling Stockholder and the Company, at 9:00 A.M. (New York City time) on the second (or third, if the pricing occurs after 4:30 P.M. (New York City time) on any given day) business day after the date hereof, or such other time not later than ten business days after such date as shall be agreed upon by the Underwriter, the Selling Stockholder and the Company (such time and date of payment and delivery being herein called “Settlement Date”).

In addition, in the event that any or all of the Option Securities are purchased by the Underwriter, payment of the purchase price for, and delivery of certificates for, such Option Securities shall be made at the above-mentioned offices, or at such other place as shall be agreed upon by the Underwriter and the Selling Stockholder, on each Date of Delivery as specified in the notice from the Underwriter to the Selling Stockholder.

Annex I-1

Payment shall be made to the Selling Stockholder by wire transfer of immediately available funds to a bank account designated by the Selling Stockholder against delivery to the Underwriter.

Each of the provisions of the Sales Agreement not related solely to the Agent, as agent of the Company, is incorporated herein by reference in its entirety, and shall be deemed to be part of this Terms Agreement to the same extent as if each such provision had been set forth in full herein. Each of the representations and warranties set forth in the Sales Agreement shall be deemed to have been made at and as of the date of this Terms Agreement, the Applicable Time and any Date of Delivery.

If the foregoing is in accordance with your understanding of our agreement, please sign and return to the Company a counterpart hereof, whereupon this instrument, along with all counterparts, will become a binding agreement between the Underwriter, the Selling Stockholder and the Company in accordance with its terms.

THIS TERMS AGREEMENT AND ANY CLAIM, CONTROVERSY OR DISPUTE ARISING UNDER OR RELATED TO THIS TERMS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO ITS CHOICE OF LAW PROVISIONS.

Very truly yours,

Tattooed Chef, Inc.

By:
Name:
Title:

Very truly yours,

UMB Capital Corporation

By:
Name:
Title:

Accepted as of the date hereof:

BofA Securities, Inc.

By:
Name:
Title:

* Include only if the Underwriter has an option to purchase additional shares of Common Stock from the Company.

Annex I-2